UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

Upbound Group, Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38047	45-0491516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 801-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	UPBD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Upbound Group, Inc. (the “Company”) recently experienced cybersecurity incidents in which certain non-sensitive customer information and other documents were obtained without authorization. In connection with certain such incidents, the Company believes the information was subsequently used to facilitate fraudulent lease-to-own agreements, contributing to elevated fraudulent contract losses of approximately $13 million in the Company’s Acima segment during the second quarter of 2026.

Upon identifying the data compromise, the Company promptly began implementing mitigation and remediation measures. These measures, implemented in coordination with external cybersecurity experts, include enhanced authentication controls, additional fraud detection and monitoring capabilities, and other security enhancements. The Company also notified federal law enforcement of the incidents.

The Company’s investigation of these incidents remains ongoing, and it will make any legal or regulatory notifications as appropriate based on its investigation findings. Based on the Company’s current knowledge of the quantitative and qualitative facts and circumstances related to the incidents, the Company believes that the incidents are not material. Should any of the relevant facts and circumstances substantively change, the Company will reassess materiality considerations in accordance with Item 1.05 of Form 8-K.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties, including statements regarding our understanding of the event and its potential impacts. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the discovery of new information regarding the events described above, (2) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company’s target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (3) risks described in our full first quarter 2026 earnings release and related materials, and (4) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Accordingly, you should not rely on these forward-looking statements. All forward-looking statements are based on information currently available to us. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	July 21, 2026	By:	/s/ Hal Khouri
Hal Khouri Executive Vice President, Chief Financial Officer